ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) made as of October 30, 2007, among HSBC Bank USA, National Association (the “Assignor”), HSI Asset Securitization Corporation (the “Depositor”), Countrywide Home Loans Servicing LP (the “Servicer”) and Countrywide Home Loans, Inc. (the “Company”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, not individually but solely as trustee on behalf of the HSI Asset Loan Obligation Trust 2007-2 (the “Assignee”).

In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the “Assigned Loans”) listed on Exhibit 1 annexed hereto (the “Assigned Loan Schedule”) purchased by Assignor from Company pursuant to (a) the Master Mortgage Loan Purchase Agreement, dated as of September 1, 2006, between Assignor and Company (the “Purchase Agreement”) and (b) that certain Servicing Agreement, dated as of September 1, 2006, between the Assignor and the Company, as amended by that certain Amendment Reg AB dated as of September 1, 2006 (the “Servicing Agreement”) ((a) and (b) shall collectively be referred to herein as the “Purchase and Servicing Agreements”), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement or Servicing Agreement, as applicable.

The Servicer shall service the Assigned Loans in accordance with the Servicing Agreement as modified by this AAR Agreement.

Assignment and Assumption

1. Assignor hereby grants, transfers and assigns to the Depositor all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreements and the Depositor hereby assumes all rights and obligations with respect to the Assigned Loans under the Purchase and Servicing Agreements. Assignor specifically reserves and does not assign to the Depositor any right title and interest in, to or under any Mortgage Loans subject to the Purchase and Servicing Agreements other than those set forth on Exhibit l.

Recognition of the Assignee and Assumption by the Assignee

2. From and after the date hereof, each of the Servicer and the Company shall and does hereby recognize that the Depositor will transfer the Assigned Loans and assign its rights and obligations under the Purchase and Servicing Agreements (solely to the extent set forth herein) and this AAR Agreement to the Assignee pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2007 (the “Pooling Agreement”), among the Depositor, Deutsche Bank National Trust Company, as trustee (the “Trustee”) (including its successors in interest and any successor trustees under the Pooling Agreement), the Master Servicer, Wells Fargo Bank, N.A., as securities administrator (the “Securities Administrator”) and Wells Fargo Bank, N.A., as custodian. The Assignee acknowledges that all such rights and obligations (insofar as such obligations relate to (1) the covenants of the Purchaser under the Purchase and

Servicing Agreements with respect to the Assigned Loans and (2) the obligations of the Purchaser under Section 5.01 of the Servicing Agreement with respect to the Assigned Loans) are hereby assumed by the Assignee. The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Assignee will be the owner of the Assigned Loans, (ii) the Servicer shall look solely to the Assignee for performance of any obligations of the Assignor insofar as they relate to (1) the covenants of the Purchaser under the Purchase and Servicing Agreements with respect to the Assigned Loans and (2) the obligations of the Purchaser under Section 5.01 of the Servicing Agreement with respect to the Assigned Loans, (iii) the Assignee shall have all the rights and remedies available to the Assignor, insofar as they relate to the Assigned Loans, under the Purchase and Servicing Agreements, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement or Servicing Agreement, as applicable, and shall be entitled to enforce all of the obligations of the Company and the Servicer thereunder insofar as they relate to the Assigned Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to (1) the covenants of the Purchaser under the Purchase and Servicing Agreements with respect to the Assigned Loans and (2) the obligations of the Purchaser under Section 5.01 of the Servicing Agreement) under the Purchase and Servicing Agreements insofar as they relate to the Assigned Loans, shall be deemed to refer to the Assignee. None of the Servicer, the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase and Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans or the Servicer’s performance under the Servicing Agreement with respect to the Assigned Loans without the prior written consent of the Assignee. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Assigned Loans pursuant to this AAR Agreement and therefore has the right to enforce all obligations of the Servicer, as they relate to the Assigned Loans, under the Servicing Agreement and this AAR Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend, indemnify and hold harmless the Master Servicer, the Securities Administrator, the Assignee, the Assignor and the Depositor against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, solely and directly resulting from (i) actions or inactions of the Servicer which were taken or omitted upon the instruction or direction of the Master Servicer, the Securities Administrator, the Assignee, as applicable, or (ii) the failure of the Master Servicer, the Securities Administrator or the Trustee, as applicable, to perform the obligations of the Assignee with respect to this AAR Agreement, or as the “Owner” or “Purchaser” with respect to the servicing provisions of the Servicing Agreement.

Representations; Warranties and Covenants

3. Assignor warrants and represents to the Depositor, the Servicer, the Company and the Assignee as of the date hereof:

a.
Attached hereto as Exhibit 2 is a true and accurate copy of the Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

b.
Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase and Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase and Servicing Agreements as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

c.
Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer or the Company with respect to the Assigned Loans or the Purchase and Servicing Agreements;

d.
Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

e.
Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and the parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

f.
No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

g.
There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignor's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

4. Assignee warrants and represents to, and covenants with, Assignor, the Depositor, the Servicer and the Company as of the date hereof:

a.
Decision to Purchase. The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this AAR Agreement.

b.	Authority. The Assignee is duly and legally authorized to enter into this AAR Agreement and to perform its obligations hereunder and under the Servicing Agreement.

c.
Enforceability. This AAR Agreement has been duly authorized, executed and delivered by the Assignee and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceed-ing in equity or at law).

5. Each of the Servicer and the Company, as applicable, warrants and represents to, and covenants with, the Assignor and the Assignee as of the date hereof:

a.
The Purchase and Servicing Agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder, except as contemplated herein;

b.
Each of the Servicer and the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as the case may be, and has all requisite power and authority to perform its obligations under the Purchase and Servicing Agreements;

c.
Each of the Servicer and the Company has full corporate or limited partnership, as applicable, power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of each of the Servicer’s and the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s or the Company’s organizational documentation or any legal restriction, or any material agreement or instrument to which the Servicer or the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or the Company or its property is subject, except in such case where the conflict, breach or violation would not have a material adverse effect on the Servicer or the Company or its ability to perform its obligations under this AAR Agreement. The execution, delivery and performance by the Servicer and the Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate or limited partnership, as applicable, action on the part of the Servicer and the Company. This AAR Agreement has been duly executed and delivered by the Servicer and the Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Servicer and the Company, enforceable against the Servicer and the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

d.
No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer or the Company in connection with the execution, delivery or performance by the Servicer or the Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

e.
There is no action, suit, proceeding, investigation or litigation pending or, to the Servicer’s or the Company’s knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Servicer or the Company, would adversely affect the Servicer’s or the Company’s execution or delivery of, or the enforceability of, this AAR Agreement, or the Servicer’s or the Company’s ability to perform its obligations under this AAR Agreement;

f.
The Company hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 3.01 of the Purchase Agreement, are true and correct in all material respects as of the date hereof, and the representations and warranties set forth in Section 3.02 of the Purchase Agreement are true and correct in all material respects as of the related Closing Date; and

g.
The Servicer hereby represents and warrants, for the benefit of the Assignor and the Assignee, that the representations and warranties set forth in Section 2.01 of the Servicing Agreement, are true and correct in all material respects as of the date hereof.

Amendment of the Servicing Agreement

6. In connection with the transfer of the Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Servicing Agreement, provided that, solely with respect to the Mortgage Loans transferred hereunder, the following modifications shall be made:

a.	The definition of “Business Day” in Section 1 is hereby amended in its entirety to read as follows:

Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in California, Maryland, Massachusetts, Minnesota, New York or Texas are authorized or obligated by law or executive order to be closed.

b.	The definition of “Eligible Account” in Section 1 is hereby amended in its entirety to read as follows:

Eligible Account: The Custodian or another depository, the accounts of which are (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have a minimum short-term rating of “A-2” by S&P, “P-2” by Moody's, or “F-2” by Fitch, as applicable (“Ratings”), respectively, at the time any amounts are held on deposit therein; provided, that following a downgrade, withdrawal, or suspension of such institution's rating above, each account shall, within a reasonable timeframe, be moved to one or more segregated trust accounts in the trust department of such institution, or to an account at another institution that complies with the above requirements, or (ii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iii) any other account acceptable to the applicable Rating Agency(ies), as evidenced in writing. Each such account may bear interest unless otherwise specified herein. This Agreement may be amended to reduce the rating requirements in clause (i) above pursuant to Section 7.12, provided that, the Person requesting such amendment obtains a letter from the applicable Rating Agency(ies) stating that such reduction in rating requirements would not result in the downgrading or withdrawal of the respective ratings then assigned to the related securities.

c.	A new definition of “Permitted Investments” is hereby added to Article 1 immediately following the definition of “Periodic Rate Cap” to read as follows:

Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Securities Administrator, the Assignee or any of their respective affiliates or for which an affiliate of the any of the foregoing serves as an advisor:

(i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii) (A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit which is fully insured by the FDIC;

(iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

(iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by the Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

(vi) units of money market funds (which may be 12b-1 funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Assignee or an affiliate thereof having the highest applicable rating from the Rating Agency;

(vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial ratings of the senior certificates; and

(viii) provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

d.	A new definition of “Rating Agency” is hereby added to Article 1 immediately following the definition of “Qualified Substitute Mortgage Loan” to read as follows:

Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in the applicable Pass-Through Transfer.

e.	Section 3.04 of the Servicing Agreement (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

(i)	by adding the words “, entitled ‘in trust for the Trustee on behalf of the HSI Asset Loan Obligation Trust 2007-2 Trust’” at the end of the first sentence of the first paragraph;

(ii)	by adding a new paragraph at the end of the section to read as follows:

“Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that the Servicer shall be under no obligation or duty to invest (or otherwise pay interest on) amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of the Servicer, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust. The risk of loss of moneys required to be remitted to the Securities Administrator resulting from such investments shall be borne by and be the risk of the Servicer. The Servicer shall deposit the amount of any such loss in the Custodial Account immediately as realized, but in no event later than the related Remittance Date.”

f.	Section 3.06 of the Servicing Agreement (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

(i) by adding the words “, entitled ‘in trust for the Trustee on behalf of the HSI Asset Loan Obligation Trust 2007-2 Trust and for the benefit of the certificateholders’” after the phrase “demand accounts” in the fourth line of the first paragraph;

g.	Section 3.08 is hereby amended by replacing each reference to “the Purchaser” with “the Master Servicer.”

h.	Sections 4.04 and 4.05 are hereby deleted in their entirety.

i.	Section 5.04 (Countrywide Not to Resign) is hereby amended by replacing each reference to “the Purchaser” with “the Master Servicer.”

j.	Section 6.01 (Termination Due to an Event of Default) is hereby amended by replacing each reference to “the Purchaser” with “the Master Servicer.”

k.	Section 6.01(a)(i) is hereby amended to replace the reference to “two (2) Business Day” with “one (1) Business Day.”

l.	Section 7.13 (Successor to Countrywide) is hereby amended by adding the following proviso at the end of the second sentence of the first paragraph immediately before the period to read as follows:

; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.

m.	A new Section 7.14 (Amendment) is hereby added to the Servicing Agreement to read as follows:

SECTION 7.14. Amendment. This Agreement may be amended but only to the extent such amendment affects the Mortgage Loans by written agreement signed by the Seller, the Assignee and the Master Servicer (in furtherance of the Master Servicer’s rights, duties and obligations as Master Servicer for the Trust). In respect of any such amendment, the Assignee and the Master Servicer agree to be bound by the requirements for entering into such amendment provided in Section 12.01 of the pooling and servicing agreement, including the delivery of any opinion of counsel required therein.

n.	Section 2(g) of Amendment Reg AB is hereby amended by adding the following subpart:

(vi) The Master Servicer shall be considered a third-party beneficiary of 2(d), 2(e) and 2(g) of this Amendment Reg AB (with regard to Section 2(g), solely with respect to noncompliance under 2(d) and 2(e) of this Amendment Reg AB), entitled to all the rights and benefits hereof as if it were a direct party to this Agreement

7. Pursuant to Section 4.02(a) of the Servicing Agreement, the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in a mutually agreed-upon format, (b) default loan data in a mutually agreed-upon format and (c) information regarding the realized losses and gains in a mutually agreed-upon format, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and the Servicer, and (iii) all supporting documentation reasonably necessary and available with respect to the information required above. Notwithstanding the foregoing, the Servicer is not required to report data relating to prepayment charges or penalties to the extent such prepayment charges or penalties are retained by the Servicer.

8. All remittances required to be made by the Servicer to the Purchaser under the Servicing Agreement shall be made to the Securities Administrator by wire transfer to the following account, or to such other account as may be specified by the Securities Administrator from time to time:

Wells Fargo Bank, N.A.
San Francisco, California
ABA # 121-000-248
Acct. # 3970771416
Acct. Name: SAS Clearing
FFC: 53182100 -- HALO 2007-2 Distribution Account

9. The Company hereby acknowledges and agrees that the remedies available to the Assignor and the Assignee in connection with any breach of the representations and warranties made by the Company set forth in Section 5(f) hereof shall be as set forth in Subsection 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

10. Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Trustee is solely in its capacity as trustee for the HSI Asset Loan Obligation Trust 2007-2 (“the Trust”) and not individually, and any recourse against the Trustee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust. It is expressly understood and agreed by the parties hereto that (i) this AAR Agreement is executed and delivered by the Trustee, not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by the Assignee is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust (including, but not limited to, any amounts to be paid under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this AAR Agreement, the Pooling Agreement or any related document.

Miscellaneous

11. All demands, notices and communications related to the Assigned Loans, the Purchase and Servicing Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

a.	In the case of Company,

Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, California 91302
Attn: Darren Bigby

b.	In the case of the Servicer,

Countrywide Home Loans Servicing LP
400 Countrywide Way
Simi Valley, California 93065
Attn: John Lindberg and Rachel Meza

c.	In the case of Assignor,

HSBC Bank USA, National Association
Re: HALO 2007-2
452 Fifth Avenue
New York, New York 10018
Attention: ABS/MBS Structured Finance

d.	In the case of Depositor,

HSI Asset Securitization Corporation
Re: HALO 2007-2
452 Fifth Avenue, 10th Floor
New York, New York 10018
Attention: ABS/MBS Structured Finance

e.	In the case of the Trustee,

Deutsche Bank National Trust Company
1761 East St. Andrew Place
Santa Ana, California 92705
Attention: Trust Administration - HB07A2
Telephone: (714) 247-6000
Facsimile: (714) 247-6329

f.	In the case of the Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road,
Columbia, Maryland 21045
Attention: Client Manager - HALO 2007-2

12. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

13. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

14. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Depositor, Servicer or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Depositor, Servicer or Company, respectively hereunder.

15. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

16. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

17. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase and Servicing Agreements with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION,
as Assignor

By: /s/ Mehul Shah
Name: Mehul Shah
Title: Officer #15567

HSI ASSET SECURITIZATION CORPORATION, as Depositor

By: /s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

COUNTRYWIDE HOME LOANS, INC.,
as Company

By: /s/ Monica Brudenell
Name: Monica Brudenell
Title: Senior Vice President

COUNTRYWIDE HOME LOANS SERVICING LP
By: Countrywide GP, Inc., its General Partner
Servicer

By: /s/ Monica Brudenell
Name: Monica Brudenell
Title: Senior Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Trustee

By: /s/ Hang Luu
Name: Hang Luu
Title: Authorized Signer

WELLS FARGO BANK, N.A.,
as Master Servicer

By: /s/ Martin Reed
Name: Martin Reed
Title: Vice President

EXHIBIT l

ASSIGNED LOAN SCHEDULE

[ON FILE WITH HSBC]

Exhibit 1-1

EXHIBIT 2

SERVICING AGREEMENT

[ON FILE WITH HSBC]

Exhibit 2-1